FORM N-Q

                QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS
               OF REGISTERED MANAGEMENT INVESTMENT COMPANY


               Investment Company Act file number: 811-3627


                        Greenspring Fund, Incorporated
              (Exact Name of Registrant as Specified in Charter)

                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
              (Address of Principal Executive Offices)(Zip Code)

    Registrant's Telephone Number, including Area Code: (410)823-5353

                       Mr. Charles vK. Carlson, President
                        2330 West Joppa Road, Suite 110
                        Lutherville, Maryland 21093-4641
                     (Name and address of Agent for Service)

                   Date of fiscal year end: December 31, 2004

                  Date of reporting period: September 30, 2004


Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.


Item 1. Schedule of Investments.

The Greenspring Fund's schedule of investments as of the close of the reporting period as set forth in section 210.12-12 - 12-14 of Regulation S-X (17 CFR 210.12-12 - 12-14).























                             GREENSPRING

                                FUND



                         THIRD QUARTER REPORT

                          SEPTEMBER 30, 2004



              This report is authorized for distribution
               only to shareholders who have received a
                copy of the official Prospectus of the
                    Greenspring Fund, Incorporated.






























                    Greenspring Fund


                              October 2004

Dear Fellow Shareholders:

      We are pleased to report that during the third quarter of 2004 the Greenspring Fund once again posted positive performance, for the third quarter in a row. The gain of 0.1% (after the reinvestment of the July dividend and capital gain distributions) was quite small, but was far better than the major stock market averages, as the Dow Jones Industrial Average declined 3.4%, the Standard & Poor's 500 Index ("S&P 500") dropped 2.3%, and the NASDAQ Composite fell 7.4% during the same period. While the gain achieved in the Greenspring Fund so far this year is less than spectacular, it compares favorably against the major stock market averages which have posted declines (3.6% for the Dow Jones Industrial Average and 5.3% for the NASDAQ Composite) or small gains (0.2% for the S&P 500) thus far in 2004.

      The rather muted bottom line performance of the major stock market averages year to date is somewhat deceptive.
Far from being a boring, uneventful time in the markets, many major events or developments have affected the financial markets with both positive and negative ramifications. Similar to a chef who throws in a lot of sharply varied seasonings and spices only to have the dish end up tasting surprisingly bland, the markets have digested quite a bit of potentially market-moving information only to dribble out generally flat returns.

      Despite flip-flopping news on the strength of the economic recovery, significant swings in the Presidential polls, and the stream of news from the Middle East, the volatility in the stock market has been lower in 2004 than it has been in years. In fact, the S&P 500 has not been in such a narrow trading range in over ten years. So far in 2004, the range from the highest daily close of the S&P 500 to its lowest closing price has been less than 8%, compared with almost 40% last year! During the first nine months of this year, the S&P 500 has not had a single one-day move of more than 2% (the last occurring in October of 2003), compared with 2003 when there were 16 days with moves of at least 2%. The
U.S. markets have not been alone in their lack of volatility, as the U.K. market has experienced its narrowest trading range since 1982, France its smallest since 1987, and Germany its slimmest since 1990. This muted performance has been frustrating to investors, as it comes on the heels of the robust gains enjoyed by many during 2003. While we are similarly frustrated by the magnitude of the gains experienced so far in the Fund, we are pleased that the performance of the Greenspring Fund has provided a positive absolute return for our shareholders, exceeded the performance of the major stock market indices, and has been achieved in a more steady and consistent manner throughout the year.

      Many market participants are attempting to predict the impact on the stock and bond markets of differing outcomes of the Presidential election. Before we begin a discussion of this topic, it is important to point out that the Greenspring Fund's investment style emphasizes the purchase of stocks or bonds that we believe are not overly susceptible to macroeconomic or political influences, which are often difficult to anticipate or predict accurately. Consequently, we focus on creating a portfolio of undervalued stocks and bonds based on the merits of the individual companies, with less emphasis on economic or political trends.

      Conventional wisdom assumes that the stock market prefers a Republican President, as investors expect a Republican President to pursue business-friendly, low-tax policies, as opposed to a Democratic President who might be expected to pursue policies that are less likely to improve the fortunes of corporations. Despite the widespread acceptance of this idea, there have been surprisingly few academic studies about this topic. However, in October of 2003, a study entitled "The Presidential Puzzle: Political Cycles and the Stock Market" was published in the Journal of Finance. The two
UCLA professors who authored the report examined yearly returns of the stock market since 1927. Their unexpected conclusion was that the return of the stock market has been 9% higher under Democratic administrations than during Republican administrations. Another interesting observation of the study was that the excess return achieved during Democratic administrations was more pronounced in the stocks of the smallest companies (22%) than in the largest firms (7%), which again runs contrary to conventional wisdom.

      The authors studied whether the excess returns could be explained by the presence of a stock market decline prior to the actual election, caused by the anticipation of a Democratic victory. The assumption being that after the Democratic President took office and his policies were enacted, either the deleterious effects of the policies would have already been discounted by the market, or else the policies may have turned out to be better than expected, with the stock market reacting positively. However, examination of the data did not support this explanation.

      Alternatively, the authors studied whether the excess return could be attributed to the idea that a Democratic President would enact policies that would result in a riskier environment in which to invest. In accordance with standard academic reasoning, investors should be rewarded with additional return if they are subjected to additional risk (as measured by volatility). However, once again, the authors of the study were unable to prove this theory, as their data actually showed greater volatility in the stock market during Republican administrations.

      Frustrated by their inability to provide explanations as to the causes of their findings, the authors conclude: "the difference in returns through the political cycle is therefore a puzzle" and state that "..given the limitations of the data, we can never be absolutely sure that the impact of political cycles on the stock market is not just a statistical fluke."

      A separate and better-supported adage about the influence of Presidential elections on the stock market is the impact of the four-year Presidential cycle. Regardless of whether the President is Republican or Democratic, the theory states that during the first year of an administration the President will push for policies that may be unpopular with the citizenry in the short run, but are designed to produce long-term economic benefits. Whether it is a plan for raising taxes, or an economic policy designed to slow down an overheated economy, Presidents of either party would prefer to make voters "take their medicine" early in their term, so that it is but a distant memory by the time of the next election. This theory also states that approximately 12 to 18 months before an election, the President will push through stimulative policies in order to build as much positive economic momentum as possible to improve his chances of re-election.

      The Presidential Cycle theory is supported by empirical data.
A study recently published by SmartMoney.com analyzing the performance of the stock market since 1927 showed that on average the performance in the first year of a Presidential administration has been a positive 7%, the second year 8%, the third year 20%, and the fourth year 14%. Another study, by HR Consultants, shows that since 1940, there have been 13 bear market lows experienced.
Of these, three have occurred in the first year of an administration, nine during the second year, only one in the third year, and none in the fourth year.

      We would caution investors, however, that before designing an investment strategy around the four-year Presidential cycle, they should note that there have been many periods during which the performance of the stock market varied sharply from what would have been predicted under the theory. The markets of the 1960's and 1970's fit the pattern best, but there have been some years, especially recently, during which the pattern did not hold true.
For example, during the last year of the Clinton Presidency, the S&P 500 dropped more than 10%, while the stock market had sharp gains over the three previous years of President Clinton's second term.

      In fact, investors should be careful not to formulate an investment strategy around any one theory or observed interesting phenomenon. Statistical flukes happen. For example, for many years, the "Super Bowl" predictor seemed uncannily on target. That "theory" was based on the observation that the stock market generally rose in the year following a Super Bowl victory by an original National Football League team, while the stock market generally declined in a year in which an original American Football League team won the Super Bowl. Sometimes when you flip a coin, you will get "heads" five times in a row!

      Studies about the Presidential Cycle or the impact of a Democratic/Republican President are certainly interesting to discuss, but we would hesitate to place much weight on them. Economists publish many studies based upon an "all-things-equal" assumption, meaning that they believe they can "prove" the validity of a certain theory, if they can assume that other important and relevant factors are controlled and held constant. Clearly, for example, the economic environments experienced by Republican and Democratic Presidents have varied greatly and many important factors have been largely beyond their control. It is preposterous to assume that a President's economic policies can be isolated and that the impact of these policies upon the stock market can be analyzed in a vacuum, while assuming no influence from wars, social trends, demographic developments, or economic conditions either inherited from predecessors or beyond a President's control. Additionally, one particular Republican or Democratic President's economic policies can be far dissimilar from another President of the same party at a different time.

      Both of these theories assume the President has sufficient power to affect economic policy significantly. However, especially in today's environment where there is an evenly divided Congress with little partisan cooperation, it is difficult for a President of either party to significantly manipulate economic policy. Furthermore, the Federal Reserve and bond market investors have exerted increasing sway over economic policies and the financial markets. Although the President certainly has significant influence over the economic fortunes of our country, it is a control that is shared with many, many other individuals and institutions.

      While we believe that the theories discussed in this letter are intriguing, the Greenspring Fund will continue to emphasize the analysis of an individual company's fundamentals and its likelihood to succeed in a variety of possible economic environments. Key factors in the Fund's investment strategy remain the same: (1) a company?s position within its industry; (2) management's motivation, record of accomplishment and capability; and (3) a company's ability to generate attractive cash flow and earnings in the near future. Additionally, as we research U.S.-based companies these days, we are spending more time analyzing global economic considerations. Understanding the competitive impact of global manufacturing costs and the growth in worldwide demand for products continues to play an ever-increasing role in our investment decision-making process. We feel confident that the Greenspring Fund's time-tested, value-oriented investment philosophy will continue to do quite well under either a Republican or a Democratic administration.
By selecting attractive stocks and bonds in a total return approach, we will aggressively pursue our objective of providing steady, consistent performance to our fellow shareholders in the months and years ahead.



 	                                  Respectfully,

                                        /s/Charles vK. Carlson
	                                  Charles vK. Carlson
	                                  President

      At a meeting held on October 27, 2004, the Board of Directors of the Greenspring Fund, based upon a recommendation of its Audit Committee, appointed the firm of Tait, Weller & Baker to serve as the Independent Auditor of the Greenspring Fund, succeeding PricewaterhouseCoopers LLP. Tait, Weller & Baker has a strong registered investment company practice with a well-developed expertise and a long history of working with mutual funds the size of the Greenspring Fund. We believe that Tait, Weller & Baker will serve the Board of Directors and the Fund's officers knowledgably, responsively, and in a cost-effective way. PricewaterhouseCoopers LLP has served the Fund well since 1993. There were no disagreements with PricewaterhouseCoopers, LLP on any accounting matters.

      The Securities and Exchange Commission ("SEC") recently enacted Rule 38a-1 under the Investment Company Act of 1940 requiring mutual funds to adopt and implement written policies and procedures designed to reasonably prevent the violation of federal securities laws, to review these policies annually for their adequacy and effectiveness, and to designate a Chief Compliance Officer ("CCO"). The CCO is required to report directly to the Board of Directors and is responsible for administering the policies and procedures. At a Special Meeting of the Board of Directors held on September 30, 2004, the Board approved the Greenspring Fund's compliance program, policies and procedures, and named Elizabeth Agresta Swam as CCO.

      The Greenspring Fund's new compliance policies and procedures come on the heels of numerous other regulatory changes affecting mutual funds over the last few years, including the required implementation of an Anti-Money Laundering Program, a Customer Identification Program, Disclosure Controls and Procedures, Certification of Financial Statements, and Proxy Voting Policies and Procedures. Compliance with these and other newly implemented regulations has sharply increased the costs of providing administrative services throughout the mutual fund industry, as well as for Corbyn Investment Management who provides administrative, as well as investment advisory, services to the Greenspring Fund. In recognition of the significantly increased amount of work required to implement these additional requirements effectively, the Greenspring Fund agreed at the Special Board of Directors Meeting held on September 30, 2004 to renegotiate its Administrative Services Agreement with Corbyn Investment Management, resulting in a higher fee structure. Had the new fee structure been in effect during 2003, the Fund's expense ratio would have increased by five basis points, from 1.14% to 1.19%.

      The officers and directors will continue to run the Greenspring Fund as cost effectively as possible. We have always been proud of our modest expense ratio, and will continue working to keep expenses as low as possible.

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


COMMON STOCKS (44.6%)

   Shares                                                   Value
   ------                                                   -----

             Banks - Regional (1.7%)

    6,100    Columbia Bancorp                          $    177,754
   26,190    Provident Bankshares Corporation               878,675
   14,476    SunTrust Banks                               1,019,255
                                                       ------------
                                                          2,075,684
                                                       ------------

             Business and Professional Services (2.5%)

  165,450   *FTI Consulting                               3,127,005
                                                       ------------
                                                          3,127,005
                                                       ------------

             Communication Equipment (2.1%)

  339,870   *Radyne ComStream Inc.                        2,562,620
                                                       ------------
                                                          2,562,620
                                                       ------------

             Computer Storage Devices (1.6%)

   55,000    Imation Corporation                          1,957,450
                                                       ------------
                                                          1,957,450
                                                       ------------

             Construction Services (3.3%)

   44,700   *Emcor Group                                  1,681,614
   62,800   *Insituform Technologies                      1,172,476
  185,194   *U.S. Home Systems                            1,285,246
                                                       ------------
                                                          4,139,336
                                                       ------------

             Diversifed Natural Gas (2.2%)

   54,200    Energen Corp.                                2,794,010
                                                       ------------
                                                          2,794,010
                                                       ------------

             Electrical Equipment (0.4%)

    8,700    Emerson Electric Co.                           538,443
                                                       ------------
                                                            538,443
                                                       ------------

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


COMMON STOCKS (CON'T)

   Shares                                                   Value
   ------                                                   -----

             Engineering Services (2.0%)

  155,525   *Michael Baker Corporation                  $  2,441,743
                                                        ------------
                                                           2,441,743
                                                        ------------

             Financial Services (0.7%)

   23,000    CIT Group Inc.                                  859,970
                                                        ------------
                                                             859,970
                                                        ------------

             Healthcare (1.8%)

  165,600   *Nabi Biopharmaceuticals                       2,215,728
                                                        ------------
                                                           2,215,728
                                                        ------------

             Insurance (5.0%)

   11,300    Assurant, Inc.                                  293,800
   34,450    PartnerRe, Ltd.                               1,884,070
  209,000   *United National Group Ltd.                    3,034,680
   24,700    W.R. Berkley Corporation                      1,041,352
                                                        ------------
                                                           6,253,902
                                                        ------------

             Insurance - Brokerage (2.2%)

   12,000    Hilb Rogal and Hobbs Co.                        434,640
  171,600   *USI Holdings Corp.                            2,342,340
                                                        ------------
                                                           2,776,980
                                                        ------------

             Manufacturing (0.2%)

   13,600    Tredegar Corporation                            247,520
                                                        ------------
                                                             247,520
                                                        ------------

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


COMMON STOCKS (CON'T)

   Shares                                                   Value
   ------                                                   -----

             Multi-Industry (1.2%)

   38,400   *Griffon Corporation                        $    810,240
   20,000    Pentair, Inc.                                   698,200
                                                        ------------
                                                           1,508,440
                                                        ------------

             Oil and Gas Exploration/Production (3.3%)

    7,800    Burlington Resources Inc.                       318,240
   11,140    EOG Resources                                   733,569
   96,000    Suncor Energy                                 3,072,960
                                                        ------------
                                                           4,124,769
                                                        ------------

             Oil and Gas Service (1.0%)

  109,300   *Key Energy Services                           1,207,765
                                                        ------------
                                                           1,207,765
                                                        ------------

             Real Estate (0.9%)

   28,600    Gladstone Commercial Corporation                463,606
    9,300    First Potomac Realty Trust                      192,138
    6,353  !*Nomas Corp.                                         635
   27,500    Urstadt Biddle Properties Inc., Class A         419,100
                                                        ------------
                                                           1,075,479
                                                        ------------

             Savings Institutions (0.9%)

   30,000    Washington Mutual                             1,172,400
                                                        ------------
                                                           1,172,400
                                                        ------------

             Semiconductor Components (0.6%)

  196,500    Amkor Technology, Inc.                          717,225
                                                        ------------
                                                             717,225
                                                        ------------

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


COMMON STOCKS (CON'T)

   Shares                                                   Value
   ------                                                   -----

             Solid Waste Services (3.9%)

  409,400   *Allied Waste Industries                    $  3,623,190
  108,500    Waste Industries USA                          1,227,135
                                                        ------------
                                                           4,850,325
                                                        ------------

             Transportation (4.5%)

   33,200   *Celadon Group                                   632,460
   28,200   *SCS Transportation                              534,108
  163,500   *Wabash National Corp.                         4,491,345
                                                        ------------
                                                           5,657,913
                                                        ------------

             Utilities - Electric (1.9%)

   49,500    PPL Corporation                               2,335,410
                                                        ------------
                                                           2,335,410
                                                        ------------

             Utilities - Natural Gas (0.7%)

   42,000    NiSource Inc.                                   882,420
                                                        ------------
                                                             882,420
                                                        ------------

             Total Common Stocks (Cost $44,096,532)       55,522,537
                                                        ============


INVESTMENT IN REGISTERED INVESTMENT
   COMPANY (0.5%)

   57,400    John Hancock Bank & Thrift Opportunity
              Fund                                           564,242
                                                        ------------

             Total Investment in Registered Investment
              Company (Cost $412,008)                        564,242
                                                        ============

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


PREFERRED STOCKS (0.7%)

   Shares/
  Principal
   Amount                                                   Value
   ------                                                   -----

    30,600   Corporate Office Properties Trust 10.25%   $    837,063
                                                        ------------

             Total Preferred Stock  (Cost $844,382)          837,063
                                                        ============


CONVERTIBLE BONDS (46.8%)

$5,485,000   Akamai Technologies, 5.5%, 7/1/07             5,584,415
   704,000   Allied Waste Industries, 4.25%, 4/15/34         620,400
 4,051,000   Amkor Technology, 5.75%, 6/1/06               3,610,454
 1,167,000   Aspen Technology, 5.25%, 6/15/05              1,172,835
 5,868,000   Atmel Corp., 0%, 5/23/21                      2,660,774
   420,000   BEA Systems, Inc., 4%, 12/15/06                 420,000
 6,186,000   BISYS Group, 4%, 3/15/06                      6,095,146
 2,600,000   Brocade Communications, 2%, 1/1/07            2,439,939
 4,848,000   Brooks Automation, 4.75%, 6/1/08              4,675,290
 3,817,000   Ciena Corporation, 3.75%, 2/1/08              3,239,679
 4,058,000   CuraGen Corporation, 6%, 2/2/07               3,922,313
 2,966,000   E*Trade Financial Corp., 6%, 2/1/07           3,039,225
 2,038,000   Emulex Corporation, .25%, 12/15/23            1,850,759
 1,850,000   Human Genome Sciences, 5%, 2/1/07             1,840,750
 3,933,000   Mercury Interactive Corp., 4.75%, 7/1/07      3,910,877
 1,419,000   Photronics, Inc., 4.75%, 12/15/06             1,423,434
   280,000   PMC-Sierra, Inc., 3.75%, 8/15/06                279,475
 4,867,000   Quanta Services, 4%, 7/1/07                   4,605,399
 7,628,000   Sanmina Corporation, 0%, 9/12/20              4,052,375
 2,827,000   Wind River Systems, 3.75%, 12/15/06           2,777,527
                                                        ------------

             Total Convertible Bonds (Cost $57,920,501)   58,221,066
                                                        ============

                  GREENSPRING FUND, INCORPORATED
                     PORTFOLIO OF INVESTMENTS
                        SEPTEMBER 30, 2004


SHORT-TERM INVESTMENTS (7.5%)

   Shares/
  Principal
   Amount                                                   Value
   ------                                                   -----

             Commercial Paper (4.0%)

$5,000,000   American Express, 1.73%, 10/5/04           $  5,000,000
                                                        ------------
                                                           5,000,000
                                                        ------------


             Other Short-Term Investments (3.5%)

 4,433,218   Temporary Investment Fund, Inc.               4,433,218
                                                        ------------
                                                           4,433,218
                                                        ------------

             Total Short-Term Investments
              (Cost $9,433,218)                            9,433,218
                                                        ============

             Total Investments (100.1%)
              (Cost $112,706,641)                        124,578,126

             Other Assets less Liabilities ((0.1%))         (124,380)

                                                        ------------

             Total Net Assets (100%)                    $124,453,746
                                                        ============


*Non-income producing securities
!Illiquid, valued by the Board of Directors

                    GREENSPRING FUND, INCORPORATED
                     PERFORMANCE SINCE INCEPTION

                               (CHART)

                        7/1/83        $10,000
                      12/31/83         11,223
                      12/31/84         12,692
                      12/31/85         15,238
                      12/31/86         17,668
                      12/31/87         19,304
                      12/31/88         22,389
                      12/31/89         24,762
                      12/31/90         23,149
                      12/31/91         27,626
                      12/31/92         32,190
                      12/31/93         36,906
                      12/31/94         37,952
                      12/31/95         45,082
                      12/31/96         55,291
                      12/31/97         68,532
                      12/31/98         57,585
                      12/31/99         59,108
                      12/31/00         68,354
                      12/31/01         75,345
                      12/31/02         70,835
                      12/31/03         93,036
                      09/30/04         95,683

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, three, five and ten year periods ended September 30, 2004 were 15.97%, 11.48%, 10.84% and 9.55%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.

                   Greenspring Fund, Incorporated
                   2330 West Joppa Road, Suite 110
                        Lutherville, MD 21093
                           (410) 823-5353
                           (800) 366-3863
                       www.greenspringfund.com

The Fund's proxy voting policies and procedures and proxy voting record are available upon request by calling the Fund at (800) 366-3863 or by e-mailing the Fund at llochner@greenspringfund.com or bwhite@greenspringfund.com. The Fund's proxy voting record is also available by accessing the SEC's website at http://www.sec.gov.


                             DIRECTORS
                   Charles vK. Carlson, Chairman
                         William E. Carlson
                            David T. Fu
                           Sean T. Furlong
                          Michael J. Fusting
                          Michael T. Godack
                          Richard Hynson, Jr.
                          Michael P. O'Boyle

                              OFFICERS
                         Charles vK. Carlson
                  President and Chief Executive Officer

                          Michael J. Fusting
             Sr. Vice President and Chief Financial Officer

                          Michael T. Godack
                          Sr. Vice President

                       Elizabeth Agresta Swam
                      Chief Compliance Officer,
                       Secretary and Treasurer

                          INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                     2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                             TRANSFER AGENT
                                PFPC Inc.
                              760 Moore Rd.
                         King of Prussia, PA 19406
                             (800) 576-7498

                              ADMINISTRATOR
                     Corbyn Investment Management, Inc.
                        2330 West Joppa Road, Suite 108
                          Lutherville, MD 21093-7207

                                CUSTODIAN
                            PFPC Trust Company
                            8800 Tinicum Blvd.
                          Third Floor, Suite 200
                           Philadelphia, PA 19153

                            INDEPENDENT AUDITORS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                                LEGAL COUNSEL
                          Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, DC 20036-1800


Item 2. Controls and Procedures.

(a) The Fund's principal executive and principal financial officers have evaluated the Fund's disclosure controls and procedures within 90 days of this filing and have concluded that the Fund's disclosure controls and procedures were effective, as of this date, in ensuring that information required to be disclosed by the Fund in this Form N-Q was recorded, processed, summarized and reported timely.

(b) The Fund's principal exective and principal financial officers are aware of no changes in the Fund's internal control over finanical reporting that occurred during the Fund's latest fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund's internal control over financial reporting.


Item 3. Exhibits.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act
(17 CFR 270.30a-2(a)).


                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Greenspring Fund, Incorporated

By:	/s/Charles vK. Carlson
      -------------------------------
      Charles vK. Carlson
      President and Chief Executive Officer
      November 1, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:	/s/Charles vK. Carlson
      --------------------------------
      Charles vK. Carlson
      President and Chief Executive Officer
      November 1, 2004

By:	/s/Michael J. Fusting
      ---------------------------------
      Michael J. Fusting
      Sr. Vice President and Chief Financial Officer
      November 1, 2004